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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2004

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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                        1-13725               76-0545043
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.02(d)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS

On September 20, 2004, Ms. Colleen M. Shannon joined the Company filling the position of Vice President of Finance and Corporate Controller. Ms. Shannon has 19 years of Accounting experience in the Big Four at Ernst & Young as well as experience in a corporate executive role as Controller in the technology and software industry. Most recently Ms. Shannon spent five years as Vice President/Corporate Controller at Cyclone Commerce, Inc., an international software development and services company. Ms. Shannon is an at-will employee without a written employment contract.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ILINC COMMUNICATIONS, INC.


                                          By: /s/ James M. Powers, Jr.
                                              ---------------------------------
                                          President and Chief Executive Officer

Date:  September 23, 2004